PG&E

Corporation
®
AGA Financial Forum May 17-18, 2010
Chris Johns
President
Pacific Gas and Electric Company
Exhibit 99

2

This presentation contains management’s guidance for PG&E Corporation’s 2010 and 2011 earnings per share from operations, projections of Pacific Gas and
Electric Company’s (Utility) capital expenditures, construction work in progress (CWIP), rate base and rate base growth, and projections of PG&E
Corporation’s and the Utility’s financing needs. These statements and projections, as well as the underlying assumptions, are forward-looking statements that are based on current expectations which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;
• explosions, fires, accidents, mechanical breakdowns, the disruption of information technology and systems, and similar events that can cause unplanned outages, reduce generating output, damage the Utility’s assets or operations, subject the Utility to third-party claims for property damage or personal injury, or result in the imposition of civil, criminal, or regulatory fines or penalties on the Utility;
• the impact of storms, earthquakes, floods, drought, wildfires, disease and similar natural disasters, or acts of terrorism or vandalism, that affect customer demand, or that damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative technologies that enable customers to increase their reliance on self-
 generation, or other reasons;
• the occurrence of unplanned outages at the Utility’s two nuclear generating units at Diablo Canyon, the availability of nuclear fuel, the outcome of the
 Utility’s application to renew the operating licenses for Diablo Canyon, and potential changes in laws or regulations with respect to the storage of spent nuclear fuel, security, safety or other matters associated with the operations at Diablo Canyon;
• whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;
• whether the Utility earns incentive revenues or incurs obligations under incentive ratemaking mechanisms;
• the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• whether the new wholesale electricity markets in California will continue to function effectively and whether the Utility can successfully implement “dynamic pricing” for its electricity customers;
• how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
• the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
• the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation’s and the Utility’s 2009 Annual Report on Form 10-K and other reports filed with the Securities and
 Exchange Commission.
Cautionary Language Regarding
Forward-Looking Statements

OUR VISION
The leading utility in the United States
OUR GOALS
Delighted Customers
Energized Employees
Rewarded Shareholders
Environmental Leadership
OUR STRATEGIES
Customer Focus
Operational Excellence
OUR VALUES
• We act with integrity and communicate honestly and openly
• We are passionate about meeting our customers' needs and delivering for our shareholders
• We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities
• We work together as a team and are committed to excellence and innovation
• We respect each other and celebrate our diversity

PG&E®

Vision & Values

PCG Investment Case
Excellent service at reasonable cost
Constructive regulatory environment
Investment in infrastructure-
providing solid, regulated growth
Clean generation and world-class energy
efficiency programs
Stable capital structure and return
Reliable, growing dividend

Regulatory Environment
• Gas Transmission & Storage
• Transmission Owner Case
• General Rate Case
Key Regulatory Cases

2011 Gas Transmission and
Storage Rate Case
Sets revenue requirements, rates, terms and conditions for PG&E’s
Gas Transmission and Storage services for 2011 - 2014
Revenue Requirement Request: $529M
 $67M increase over 2010 revenue requirement
 $235M Capital Expenditures
Allows for upgrades to backbone transmission, local transmission, and storage facilities, and maintenance of equipment
Proposed attrition mechanism similar to General Rate Case

    Final decision requested by Q4 2010

Request	Settlement
TO 10	$760.5M	$718M
TO 11	$846M	$776M

Final decision expected in Q2 or Q3 2010

Sets revenue requirements for PG&E’s Electric Transmission
business in 2010-2011
 Original Revenue Requirement Request: $946 million
  $800M Capital Expenditures

 All-Party Settlement reached in March, 2010: $875 million
Adds additional transmission capacity and performance of
maintenance and replacement work on our substations
improving overall reliability of our system
FERC TO12 Filing

2011 General Rate Case
Sets revenue requirements for Gas and Electric Distribution
and Electric Generation businesses for 2011 - 2013
Revenue Requirement Request: $6.7B
 $1.048 billion increase
 $2.7B average capital expenditures per year
Allows for necessary investments in energy infrastructure
to deliver energy safely and reliably to customers
Key capital projects will focus on:
 • replacement of gas and electric systems that are at or near the end of their useful lives
 • replacement of aging generation infrastructure, hydro relicensing requirements
 • replacement of aging fleet, buildings and IT systems

Filing includes a flexible attrition mechanism adjusting for:
 • labor cost adjustments
 • materials and services adjustments
 • capital related adjustments
 • other adjustments, such as changes in franchise, payroll or other taxes
Attrition revenues are currently forecasted to be $275M and
$343M in 2012 and 2013
Items not included in the 2011 GRC:
 • SmartMeterTM and SmartMeterTM Upgrade programs
 • PV Project, Cornerstone, Manzana, Diablo Relicensing
June - July
August
November
Hearings
Opening and
Reply Briefs
Proposed
Decision
New Rates
in Effect
Jan 1 2011
2011 General Rate Case
December
Final
Decision

10

Capital Expenditure Outlook
Low Case $4.0B
Low Case $4.0B
High Case $4.6B
High Case $4.6B
Low Case $3.2B
Low Case $3.2B
High Case $5.3B
High Case $5.3B
2009
2010
2011
Low
High
$3.9B
Cap Ex Forecast ($B)
Cap Ex Forecast ($B)
Actual
Low
High
CapEx ranges have not been updated for recent developments in the Solar PV project.

Rate Base and CWIP
2009 Actual
2010
2011
Rate Base
Low Case $21.4B
High Case $21.3B
Rate Base
Low Case $21.4B
High Case $21.3B
Rate Base
Low Case $24.0B
High Case $24.4B
Rate Base
Low Case $24.0B
High Case $24.4B
Weighted Average Rate Base*
and Construction Work in Progress ($B)
Low
High
Low
High
Construction Work
In Progress (CWIP)
Construction Work
In Progress (CWIP)
$21.6
B
Rate Base + CWIP
Low Case $23.7B
High Case $23.6B
Rate Base + CWIP
Low Case $23.7B
High Case $23.6B
Rate Base
Rate Base
Rate Base + CWIP
Low Case $25.7B
High Case $26.7B
Rate Base + CWIP
Low Case $25.7B
High Case $26.7B
* Projected 2010-2011 rate base is not adjusted for the impact of the carrying cost credit that results from the second series of the
 Energy Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy
 Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in 2012.
Rate Base: $19.8B
Rate Base + CWIP: $21.6B
Rate Base: $19.8B
Rate Base + CWIP: $21.6B
Rate Base forecast ranges have not been updated for recent developments in the Solar PV project

2011
EPS Guidance
$3.85
$3.85
2008
Actual
2010
$2.95
$2.95
$3.65
$3.65
Low
Low
 High
 High
Low
Low
 High
 High
$3.50
$3.50
$3.35
$3.35
Earnings per Share from Operations*
Earnings per Share from Operations*
2009
Actual
$3.21
$3.21
* Reg G reconciliation to GAAP for 2008 and 2009 EPS from Operations, and 2010-2011 EPS Guidance available in Appendix and at www.pge-corp.com

PG&E is sensitive to customer needs
 - Historic trend in prices
  - Current comparisons
  - Plan to restructure residential
  electric tiers

Excellent Service / Reasonable Cost

$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
$0.14
$0.16
$0.18
$0.20
$0.22
CPI
Public Purpose Program & Other
Transmission & Distribution
Generation
Residential Avg. Electric Rate

Residential Avg. Gas Rate
Procurement includes: Gas Supply, Transport to CA Border, Backbone Transmission and Storage
Transportation includes: Distribution, Local Transmission, SmartMeter, Solar Programs and Balancing Accounts
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
CPI
Procurement
Transportation

Electric Rates vs. Bills

Residential Average Electric Rate
¢/kWh
35
30
25
20
15
10
5
0
8.5¢
9.5¢
10.0¢
10.5¢
10.6¢
11.7¢
11.8¢
13.3¢
14.9¢
15.1¢
17.9¢
31.4¢
West North Central
East South Central
Mountain
East North Central
South Atlantic
USA
West South Central
Pacific
Middle Atlantic
PG&E
New England
Alaska and Hawaii

Residential Average Electric Monthly Bill
$200
$175
$150
$125
$100
$75
$50
$25
$0
$76.49
$82.64
$83.84
$86.04
$87.75
$101.44
$105.14
$112.95
$115.84
$118.00
$134.74
$199.74
West North Central
East North Central
PG&E
Mountain
Pacific
USA
Middle Atlantic
New England
East South Central
South Atlantic
West South Central
Alaska and Hawaii

Source: Edison Electric Institute, Statistical Yearbook, Year 2008

Gas Rates vs. Bills

Residential Average Gas Rate
($/therm)
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
1.09
1.18
1.22
1.24
1.27
1.33
1.33
1.45
1.56
1.59
1.68
Mountain
West North Central
East North Central
Pacific
PG&E
USA
West South Central
East South Central
Middle Atlantic
South Atlantic
New England

Residential Average Gas Monthly Bill
$120
$100
$80
$60
$40
$20
$0
$47.74
$54.92
$57.67
$62.58
$75.00
$80.25
$82.67
$89.33
$105.50
$114.50
$117.25
PG&E
Pacific
West South Central
Mountain
East South Central
South Atlantic
USA
West North Central
East North Central
Middle Atlantic
New England

Source: American Gas Association, Gas Facts, Year 2008

$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
Tier 1
Tier 2
Tier 3
Tier 4
Tier 5
March 3/1/2010
Summer 6/1/2010

Proposed Summer Rate Relief
 Reduce overall rates by $400M, about 3%, effective June 1, 2010
 Collapse Tiers 4 and 5 into one tier and substantially reduce the rates, and moderately increase Tier 3

$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
Tier 1
Tier 2
Tier 3
Tier 4
Tier 5
March 3/1/2010
GRC Phase II Rates

GRC Phase 2 -
Residential Rate Design
 Collapse Tiers 3, 4 and 5 into a single Tier 3

PCG Investment Case
Excellent service at reasonable cost
Constructive regulatory environment
Investment in infrastructure-
providing solid, regulated growth
Clean generation and world-class energy
efficiency programs
Stable capital structure and return
Reliable, growing dividend

®
Appendix

Regulatory Case	Docket #	Expected Decision Date
Nuclear Relicensing	A.10-01-022	TBD
2011 General Rate Case ("GRC") 2011 GRC Phase II	A.09-12-020 A.10-03-014	Final decision is expected in Q4 2010 Final decision is expected in Q2 2011
Manzana Wind Project	A.09-12-002	Final decision is requested by the end of Q4 2010
Request for New Generation Offers and Potential New Utility-Owned Generation	R.06-02-013 A.09-04-001 A.09-09-021	TBD
Gas Transmission & Storage Rate Case	A.09-09-013	Final decision is expected in Q4 2010
Transmission Owner ("TO") 12 Rate Case	ER09-1521-000	All-party settlement reached Final approval is expected by Q3 2010
Energy Efficiency Order Instituting Rulemaking Post-2005	R.09-01-019 D.09-12-045	Final decision is requested by end of Q4 2010
SmartGrid OIR	R.08-12-009 D.09-12-046	Initial policy decision issued in December 2009, timing of subsequent rulemaking proceedings in 2010 and 2011 TBD
Cornerstone Improvement Program	A.08-05-023	Final decision is expected in Q2 or Q3 2010

PG&E®

Key Regulatory Proceedings

Monthly Values for 2011 Test Year	A	Baa
Oct-09	5.55	6.14
Nov-09	5.64	6.18
Dec-09	5.79	6.26
Jan-10	5.77	6.16
Feb-10	5.87	6.25
Mar-10	5.84	6.22
Apr-10	5.81	6.19
Oct '09-Apr '10 Average	5.75	6.20
Benchmark (Dec. 08-05-035)	6.02	6.26

Cost of Capital
52% Equity Level · 11.35% ROE · Adjustment Mechanism
• Decided separately from General Rate Case
• Current terms in place until 2013
• Triggers change to ROE if average Moody’s Utility (A or Baa) bond yield index over a 12 month period moves up or down by 100 basis points over benchmarks.
• 12 month period is October through the following September
 (i.e. October 2009 through September 2010).
Mechanism

GUIDANCE REFLECTS:
Capital expenditures consistent with low and high case
ranges
Utility earns ROE of at least 11.35%

Ratemaking capital structure maintained at 52% equity
CEE incentives and tax cash flow consistent with high
and low case ranges
Resolution of FERC generator claims in 2011 results in
financing needs partially in 2011 (low case) or entirely in
2012 and beyond (high case)
Financial Assumptions: 2010-2011

2009
EPS on an Earnings from Operations Basis[1]	$3.21
Items Impacting Comparability[2]	
Tax Benefit[3]	0.18
Recovery of hydro divestiture costs[4]	0.07
Accelerated work on gas system[5]	(0.16)
Severance costs[6]	(0.10)
EPS on a GAAP Basis	$3.20

2009 EPS - Reg G Reconciliation
(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
(2) Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
(3) For the twelve months ended December 31, 2009, PG&E Corporation recognized $66 million, after-tax, for the interest and state tax benefit associated with a federal tax refund, for 1998 and 1999.
(5) For the twelve months ended December 31, 2009, PG&E Corporation incurred $59 million, after-tax of costs to perform accelerated system-wide natural gas integrity surveys and associated remedial work.
(4) For the twelve months ended December 31, 2009, PG&E Corporation recognized $28 million, after-tax, related to the CPUC's authorization to recover costs previously incurred in connection with the Utility’s hydroelectric generation facilities.
(6) For the twelve months ended December 31, 2009, PG&E Corporation accrued $38 million, after-tax of severance costs related to the elimination of approximately 2% percent of the Utility’s workforce.

2010	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis[1]	$3.35	$3.50
Estimated Items Impacting Comparability[2]		
Statewide Ballot Initiative [3]	(0.09)	($0.09)
Federal Healthcare Law [4]	(0.05)	($0.05)
Estimated EPS on a GAAP Basis	$3.21	$3.36

2011	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis[1]	$3.65	$3.85
Estimated Items Impacting Comparability	0.00	0.00
Estimated EPS on a GAAP Basis	$3.65	$3.85

EPS Guidance - Reg G Reconciliation
(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

(2) Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
(3) Costs related to Proposition 16 - The Taxpayers' Right to Vote Act
(4) Reduction in the deferred tax asset corresponding to the loss of tax deductibility of Medicare Part D federal subsidies.